UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026 (May 20, 2026)

Chiron Real Estate Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Wisconsin Avenue, Suite 800

Bethesda, MD

20814

(Address of Principal Executive Offices)

(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	XRN	NYSE
Series A Preferred Stock, par value $0.001 per share	XRN PrA	NYSE
Series B Preferred Stock, par value $0.001 per share	XRN PrB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Charles Fitzgerald to the Board of Directors

(d) On May 20, 2026, the Board of Directors (the “Board”) of Chiron Real Estate Inc. (the “Company”) approved an increase in the number of directors constituting the Board from six to seven directors and appointed Charles Fitzgerald to serve as a director of the Company, effective as of the same day, to serve until the Company’s 2027 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Fitzgerald will serve on the Board’s Compensation Committee and Nominating and Corporate Governance Committee.

Mr. Fitzgerald, age 51, has served as the Founder and Managing Partner of Maewyn Capital Partners LLC since January 2025. From 2011 until December 2024, Mr. Fitzgerald served as the Founder, Managing Partner and Co-Portfolio Manager of V3 Capital Management LP. Prior to that, Mr. Fitzgerald held senior investment roles at High Rise Capital Management, JP Morgan Fleming Asset Management and Prudential Real Estate Investors. Mr. Fitzgerald has nearly 30 years of experience investing across public and private real estate markets. Mr. Fitzgerald has served as a director of FrontView REIT, Inc. (NYSE: FVR) since November 2025, and currently serves as a member of the Nominating Committee. Mr. Fitzgerald also currently serves on the board of Vibrant Emotional Health, a nonprofit focused on emotional wellness and the administrator of the national 988 suicide crisis lifeline. Mr. Fitzgerald holds a Bachelor of Arts in Finance and Economics from Northern State University and is a CFA charterholder.

Upon his appointment, Mr. Fitzgerald became eligible to receive the annual compensation granted to the Company’s independent directors for the year beginning with the Company’s 2026 Annual Meeting of Stockholders. See the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2026, in the section entitled “Compensation of Directors,” for a detailed description of the 2025 compensation arrangements for the Company’s independent directors. In addition, the Company will enter into a standard indemnification agreement with Mr. Fitzgerald, a form of which was filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 2, 2026.

The Board determined that Mr. Fitzgerald is “independent” as defined under the listing standards of the New York Stock Exchange, applicable SEC rules and regulations and the Company’s corporate governance guidelines. There are no family relationships between Mr. Fitzgerald and any director or executive officer of the Company, and except as described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on May 8, 2026, which description is incorporated herein by reference, including Mr. Fitzgerald’s indirect interest in the transaction through his role as Managing Partner of Maewyn Capital Partners LLC, the investment manager to Maewyn XRN LP, a party to such transaction, there are no arrangements or understandings between Mr. Fitzgerald and any other persons or entities pursuant to which Mr. Fitzgerald was appointed as director of the Company, and there are no transactions involving Mr. Fitzgerald, on the one hand, and the Company, on the other hand, that would require disclosure under Item 404(a) of Regulation S-K.

Approval of Amendments to the Company’s 2016 Equity Incentive Plan

(e) As described below under Item 5.07, at the Company’s 2026 annual meeting of stockholders held on May 20, 2026 (the “2026 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2016 Equity Incentive Plan (the “Plan”) to (i) extend the term of the Plan through May 20, 2036 and (ii) increase the number of shares reserved for issuance thereunder by 300,000 shares, which was previously approved by the Board. The Plan is described in detail under “Proposal 3 – Amendment to 2016 Equity Incentive Plan” in the Company’s proxy statement filed with the SEC on April 8, 2026, and the foregoing description is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2026, the Company held the 2026 Annual Meeting. At the 2026 Annual Meeting, the Company’s stockholders: (i) elected the six nominated directors to the Company’s Board of Directors, each to serve until the Company’s 2027 annual meeting of stockholders and until her or his successor is duly elected and qualifies, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) approved an amendment to the Plan to (x) extend the term of the Plan through May 20, 2036 and (y) increase the number of shares reserved for issuance thereunder by 300,000 shares and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The full results of the matters voted on at the 2026 Annual Meeting are set forth below:

Proposal 1 — Election of Directors:

Nominee for Director	For	Against	Abstain	Broker Non-Votes
Jeffrey M. Busch	7,277,385	382,226	13,027	2,422,487
Matthew Cypher	7,540,152	101,738	30,752	2,422,483
Mark Decker, Jr.	7,431,868	210,788	29,984	2,422,485
Zhang Huiqi	6,793,234	844,930	34,471	2,422,490
Paula R. Crowley	7,536,881	102,357	33,400	2,422,487
Lori Wittman	7,567,968	72,400	32,274	2,422,483

Proposal 2 — Advisory Vote on Named Executive Officer Compensation:

For	Against	Abstain	Broker Non-Votes
7,144,118	394,460	134,058	2,422,489

Proposal 3 — Amendment to the Company’s 2016 Equity Incentive Plan to (i) Extend the Term of the Plan through May 20, 2036 and (ii) Increase the Number of Shares Reserved For Issuance Thereunder by 300,000 Shares:

For	Against	Abstain	Broker Non-Votes
7,216,183	397,215	59,237	2,422,490

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
10,009,663	46,235	39,227	0

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on May 20, 2026 regarding, among other things, Mr. Fitzgerald’s appointment to the Company’s Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Chiron Real Estate Inc. 2016 Equity Incentive Plan (as amended through May 20, 2026) (incorporated by reference to Appendix A of Chiron Real Estate Inc.’s Definitive Proxy Statement on Schedule 14A, filed on April 8, 2026)
99.1*	Press Release dated May 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chiron Real Estate Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: May 20, 2026